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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Date of Report: June 9, 1999

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                            NEW ERA OF NETWORKS, INC.
             (Exact name of registrant as specified in its charter)


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
       STATE OF DELAWARE                      000-22043                            84-1234845
(State or other jurisdiction of        (Commission File Number)      (I.R.S. Employer Identification No.)
         Incorporation)
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              7400 EAST ORCHARD RD., SUITE 230, ENGLEWOOD, CO 80111
              (Address of principal executive offices and zip code)

                                 (303) 694-3933
                     (Telephone number, including area code)


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ITEM 2.       ACQUISITIONS OR DISPOSITION OF ASSETS

              Effective June 9, 1999, New Era of Networks, Inc., a Delaware corporation (the "Registrant"), acquired Convoy Corporation, a Delaware corporation ("Convoy") pursuant to an Agreement and Plan of Reorganization (the "Agreement") by and among Convoy, the Registrant and Cobra Acquisition Corporation ("Merger Sub"), a Delaware corporation and a wholly-owned subsidiary of the Registrant. Pursuant to the Agreement, Merger Sub was merged with and into Convoy (the "Merger") and the Convoy stockholders received a total of approximately 920,000 shares of the Registrant's common stock in exchange for their Convoy capital stock. The description contained in this Item 2 of the Merger and the Agreement is qualified in its entirety by reference to the full text of the Agreement, a copy of which is attached hereto as Exhibit 2.

              Of the approximately 920,000 shares of the Registrant's common stock issued in the Merger, approximately 92,000 shares were placed into escrow, to be held as security for any losses incurred by the Registrant in the event of certain breaches of the representations and warranties covered in the Agreement. Pursuant to the Agreement, the Registrant also assumed all options outstanding under Convoy's stock option plan.

              The consideration paid by the Registrant was determined pursuant to arms' length negotiations and took into account various factors concerning the valuation of the business of Convoy, including valuations of comparable companies and the business and operating results of Convoy.

              The shares of Registrant's common stock issued pursuant to the Merger were not registered under the Securities Act of 1933, as amended (the "Securities Act") in reliance upon the exemptions provided by Section 4(2) under the Securities Act.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

              (a) Financial statements of the business acquired.

                  (1) The financial statements required by this item will be filed by amendment not later than 60 days after the date of this initial report on Form 8-K.

              (b) Pro forma financial information.

                  (1) The pro forma financial statements required by this item will be filed by amendment not later than 60 days after the date of this initial report on Form 8-K.

              (c) Exhibits.

                  2.1 Agreement and Plan of Reorganization dated June 2, 1999.


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                                    SIGNATURE

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      NEW ERA OF NETWORKS, INC.


June 24, 1999                         /s/ Stephen E. Webb
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                                      Stephen E. Webb, Senior Vice President
                                      and Chief Financial Officer


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                                Index to Exhibits
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                                                                                         SEQUENTIALLY
EXHIBIT NUMBER               DESCRIPTION OF DOCUMENTS                                   NUMBERED PAGE
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      2.1        Agreement and Plan of Reorganization dated June 2, 1999.
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